UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Andrea E. Kuchli
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: 11/1/2015 – 10/31/2016

Item 1.	Reports to Shareholders.

Principal® Real Estate Investors

PGZ

Principal Real Estate Income Fund

ANNUAL REPORT
October 31, 2016

TABLE OF CONTENTS

Performance Overview	1
Report of Independent Registered Public Accounting Firm	8
Statement of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Dividend Reinvestment Plan	31
Trustees & Officers	33
Additional Information
Portfolio Holdings	39
Proxy Voting	39
Section 19(A) Notices	39
Unaudited Tax Information	40
Data Privacy Policies and Procedures	40
Custodian and Transfer Agent	40
Legal Counsel	41
Independent Registered Public Accounting Firm	41

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

INVESTMENT OBJECTIVE
The Principal Real Estate Income Fund’s (“PGZ” or the “Fund”) investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate related securities.

PERFORMANCE OVERVIEW
Principal Real Estate Income Fund (“PGZ” or the “Fund”) was  launched June 25, 2013. As of October  31,  2016,  the  Fund  was  62.7%  allocated  to  commercial  mortgage  backed  securities (“CMBS”) and 34.2% allocated to global real estate securities, primarily  real estate investment trusts (“REITs”). For the 12-month period ended October  31, 2016, the Fund delivered  a  net return, at market price, of 4.80%,  assuming dividends are reinvested back into the Fund, based on the closing share price of $16.62 on October 31, 2016. This compares to the return of the S&P 500® Index, over the same time period, of 4.51% assuming dividends are reinvested into the index. This also compares to the return  of the Barclays U.S. Aggregate Bond Index of 4.37% and the MSCI World Index of 1.18%.

The October 31, 2016 closing market price of $16.62 represented a 12.6% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 12.21% discount for equity real estate closed-end funds  and a 5.91% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund returned 5.94%, including dividends, for the 12-month period ended October 31, 2016. During the first 3 months of the period, Fund investments were impacted by the extreme market volatility that followed the decision by the Federal Reserve (the “FED”) to raise interest rates in December 2015 with expectations for four additional rate hikes in 2016. Demand for risk assets dropped dramatically as fears of a policy error by the FED gripped investors as the outlook for economic growth in the market was not consistent with the outlook implied by the FED’s plan. The strength of the U.S. Dollar and the  impact it had on oil prices and what that implied for global growth were also big contributors to the fear in the market. There were record fund flows out of High Yield mutual funds and exchange traded funds (“ETFs”) and 10 year treasury yields rallied 65 basis points by mid-February to a 6-month low of 1.66%. This change in fund flows negatively impacted prices for both global REITS and CMBS. Equity markets started to recover the second half of February which helped REIT performance but CMBS spreads did not start to recover from the dramatic repricing in the market  until  mid-March when the FED revised their outlook for 2016 to two rate hikes instead of four. There were record fund flows back into High Yield mutual funds and ETFs following this announcement and CMBS spreads tightened in response to demand coming back to the market. CMBS spreads also  benefited from a period of relatively low new issue supply during the summer as the demand for yield continued to be strong. The overall impact of the heightened market volatility that started during the 4th quarter of 2015 and accelerated the first six weeks of 2016 is reflected in the NAV Price of the Fund declining 8.10% for the 3 months ended February 29, 2016, compared to increasing 8.81% for the next 6 months ended July 31, 2016. Starting in August, interest rates started moving higher as the FED came back into play around a potential rate hike in September which impacted the demand for yield focused stocks like REITS. Higher rates also impacted CMBS returns at the same  time that the pace of new issuance increased from the summer lows which pressured spreads as well. The impact of these changes is reflected in the NAV Price of the Fund declining 6.89% for the next 2 months ended October 31, 2016. This volatility in price movement came during a period when CMBS and global real  estate  securities  continued  to  benefit  from  the  ongoing  improvement  in  real  estate fundamentals. In the U.S., demand for space is outpacing supply in most markets which is helping to stabilize or increase rents and lower vacancies across major property types in major markets across the country, resulting in higher net operating income at the property level. Globally, real estate markets are exhibiting a generally solid investment landscape with pockets of both strength and weakness.

Annual Report | October 31, 2016	1

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

CMBS
The CMBS holdings within the Fund returned approximately 2.90% for the  12 months ended October 31, 2016. The attribution of returns is best described when looking at the first 6 month return of -2.04% compared to the second 6  month return of 5.06%. The extreme increase in market volatility during the first 6 months of the period resulted in an historical  spread widening driven by FED induced economic concerns and forced sellers of CMBS at a time when liquidity was limited in the market. While spreads on AAA and AA rated 2.0 CMBS recovered by April, the credit curve from AAA to BBB remained steeper than the beginning of the period due  to hedge funds not coming back to the market and liquidity remaining a concern. The fund is overweight BBB and BB rated 2.0 CMBS relative to the benchmark. The recovery in spreads on legacy CMBS took longer than on-the-run bonds as investors continued to discount the ability for 2007 vintage CMBS loans to refinance in 2017 due to expectations that the cost of risk retention taking effect at the end of 2016 would result in a higher cost of capital and possibility could be prohibitive for borrowers looking to refinance legacy loans. Prices on legacy securities did start to increase late in the period as the execution on the first risk retention compliance deal that priced in September was stronger than expected. The recovery of Fund returns was impacted by the limited recovery of 2.0 CMBS and the lag in recovery of legacy positions and contributed to portfolio returns  lagging the Barclays CMBS Investment Grade Index return for the 12 month period of 4.58%. The index is comprised of over 90% AAA rated securities. The volatility in CMBS returns was driven primarily by changes in technical factors, especially for 2.0 CMBS securities held in the portfolio as commercial real estate  fundamentals remained strong. The delinquency rate on loans securing 2.0 CMBS remained low during the period as 4-6% annual property level income growth since 2012 and appreciation in property values allowed borrowers to perform on their mortgages. For legacy bonds, the refinance rate  for  loans  maturing  during  2016  remained   strong  with  a  75-80%  payoff  rate  driven  by accommodative  interest rates, availability of capital from the first  mortgage  market and most importantly, the availability of capital from the high yield debt market to help borrowers fill the gap between the 2006-2007 vintage loan amount and the first mortgage being offered from lenders  in  the  2.0  CMBS  market.  With  respect  to  interest  rates,  another  drag  on  portfolio performance was the duration of the CMBS bonds held in the portfolio being shorter than  the market during a period where interest rates declined. The duration of the CMBS portfolio in the Fund was 3.29 years as of October 31, 2016.

We believe the outlook for CMBS remains positive looking forward through 2017 based on our positive outlook for real estate fundamentals driving strong property level income growth over the next 2-3 years. In our view this income growth should be positive for the credit quality of the underlying CMBS loans and should help support growth in property values even if interest rates start to increase. Longer term, the ability for CMBS issuance to maintain and grow volume levels in the face of risk retention will be important for the market as the  height of the maturity cycle hits  in 2017.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

GLOBAL REAL ESTATE SECURITIES
The global real estate securities holdings within the Fund returned approximately 9.6%, notably outperforming both global equities, as measured by the MSCI World Index (+1.8%) and global bonds, as measured by the J.P. Morgan Global Government Bond Index (+4.5%) for the 12-months ended October 31, 2016. The  investment landscape over the past year has been heavily influenced by both sharp shifts in investor perceptions about their outlook for central bank actions as well as surprising geo-political events. Late in 2015, investors were positioning for several interest rate hikes by the FED in 2016 yet those expectations rapidly evaporated as growth in the U.S. and global economy as well as inflation expectations continued to underwhelm. A surprise move by the Bank of Japan (BOJ) to establish negative short term interest rates in early 2016 was broadly perceived as evidence that the BOJ, and central banks more generally, were  running out of options to stimulate growth and inflation. Further adding to investor nervousness was the surprise BREXIT vote  for  Britain  to  leave  the  European  Union.  As  such,  investor  sentiment  toward  the macroeconomic outlook has been and remains very cautious. Weak economic data points, concern regarding the effectiveness of loose monetary policy, and Brexit have all fueled cautious investor sentiment.  Investor nervousness has caused bond yields to drop to historic lows and caused equity investors to favor income oriented sectors with resilient income streams, such as REITs.

Stylistically within the REIT sector, for the trailing 12 months, investors have strongly favored high dividend-yielding, low volatility stocks with a relatively modest preference for larger cap stocks. This  environment,  strongly  characterized  by  an  investor  thirst  for  yield,  favorably  benefited  the portfolio.

Portfolio returns at the country level, in local terms, were strongest in Canada at 26.3% followed by Hong Kong at 23.2% and  China and the U.S. at about 20% each. In USD-terms, Japan was strongest at 26%, closely followed by Canada at 25.3% and Australia at 23.9%. Currency effects detracted from the portfolio returns by 1.55% almost entirely driven by the weakness in the British Pound  following  BREXIT.  The  leading  contributor   to  performance  continues  to  be  the approximately 50% allocation to the United States which returned 19.7% for the period. Within the U.S., the portfolio especially benefited from its holdings in several owners of U.S. healthcare properties including Senior Housing Properties Trust, Medical Properties Trust, and Welltower which  each returned over 20%. Similarly, the portfolio benefited from its holdings in several owners of net-lease properties including Spirit Realty, Agree Realty, and STORE Capital as they too each returned over 20% for the  period. U.S. healthcare as well  as U.S. net-lease companies performed especially well during the period as they are amongst  the highest dividend yielding U.S. property sectors and as highlighted previously, high dividend yielding stocks were especially in favor during the period.

Our proprietary financial model utilized to measure global real estate securities valuation levels indicates securities traded at attractive levels at the end of October 2016. This measure examines the spread  between  the  stocks’  forward  looking  implied  unlevered  internal  rates  of  returns (“IRRs”) to global treasury yields. That spread, or ‘risk premium’, of 5.07% as of the end of October is comfortably in excess of the trailing 10 year average of 4.6%. Global REITs remain a yield plus growth oriented investment and therefore have remained well supported amidst extraordinarily low sovereign yields across the globe. We anticipate, however, that as investors increasingly focus on the prospects of the FED raising short term interest rates in December, there may well be periods  of  heightened  volatility  in  the  coming  months  for  all investment asset  classes,  and particularly yield-oriented asset classes such as REITs. While an upward drift in long term sovereign yields might create volatility, we do not anticipate it being a permanent obstacle to REIT prices heading higher as many property sectors and/or geographies within the REIT space already trade at discounted valuations. It is possible, however, that leadership within the REIT space shifts as investors place  greater favor in those REITs with greater growth outlooks over those with the highest dividend yields.

Annual Report | October 31, 2016	3

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

2.0 CMBS is defined as bonds issued post-2009.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Barclays U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS,  and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

J.P. Morgan Global Government Bond Index – is a widely used benchmark for measuring performance and quantifying risk across international fixed income bond markets. The index measures the total, principal, and interest returns in each market and can be reported in 19 different currencies. By including only traded issues available to international investors, the index provides a realistic measure of market performance.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flows is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Issuance information – JPMorgan

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

PERFORMANCE as of October 31, 2016

TOTAL RETURNS(1)	ANNUALIZED
Fund	1 Year	3 Year	Since Inception(2)
Net Asset Value (NAV)(3)	5.94%	8.64%	9.40%
Market Price(4)	4.80%	7.48%	3.65%
Barclays U.S. Aggregate Bond Index	4.37%	3.48%	3.77%
MSCI World Index	1.18%	3.82%	7.57%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2016, 2.82%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2016, 2.07%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Barclay’s U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS,  and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc.

Annual Report | October 31, 2016	5

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The  graph  below  illustrates  the  growth  of  a  hypothetical  $10,000  investment  assuming  the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through October 31, 2016.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.
Percentages are based on total investments of the Fund.

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2016 (Unaudited)

GEOGRAPHIC BREAKDOWN as of October 31, 2016

% of Total Investments
United States	83.18%
Japan	3.24%
Australia	2.26%
Netherlands	1.95%
Singapore	1.75%
Hong Kong	1.36%
France	1.23%
Great Britain	1.01%
Finland	0.79%
Canada	0.69%
Germany	0.69%
Mexico	0.66%
Spain	0.51%
Luxembourg	0.27%
Jersey	0.21%
Guernsey	0.14%
South Africa	0.06%
100.00%

Holdings are subject to change.

Annual Report | October 31, 2016	7

Principal Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Principal Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Principal Real Estate Income Fund (the “Fund”) as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Principal Real Estate Income Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2016

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

October 31, 2016

Description	Shares	Value (Note 2)
COMMON STOCKS (50.42%)
Computer Software (0.47%)
InterXion Holding N.V.(a)	16,400	$610,572

Real Estate Management/Services (2.79%)
Aeon Mall Co., Ltd.	17,500	260,322
Atrium European Real Estate, Ltd.	96,100	411,320
Citycon OYJ	389,193	912,578
Deutsche Wohnen AG	25,000	815,629
Mitsubishi Estate Co., Ltd.	34,000	674,845
Sponda OYJ	125,000	591,687
		3,666,381
Real Estate Operation/Development (4.51%)
ADO Properties SA(b)(c)	13,937	507,862
Croesus Retail Trust	2,282,730	1,411,068
Inmobiliaria Colonial SA	60,000	423,710
Mitsui Fudosan Co., Ltd.	50,000	1,139,744
New World Development Co., Ltd.	931,000	1,160,816
Sumitomo Realty & Development Co., Ltd.	28,000	737,713
TLG Immobilien AG	12,000	251,341
Tokyo Tatemono Co., Ltd.	22,000	280,271
		5,912,525
REITS-Apartments (2.36%)
Apartment Investment & Management Co., Class A	19,700	868,179
Essex Property Trust, Inc.	8,600	1,841,174
Japan Rental Housing Investments, Inc.	500	386,669
		3,096,022
REITS-Diversified (13.80%)
Altarea SCA	8,469	1,617,651
Crombie Real Estate Investment Trust	20,897	210,793
Crown Castle International Corp.	19,000	1,728,810
Dexus Property Group	210,000	1,428,138
Duke Realty Corp.	23,700	619,755
Empiric Student Property PLC	150,000	203,337
EPR Properties	8,400	610,848
Equinix, Inc.	2,100	750,288
Frasers Logistics & Industrial Trust(a)(c)	786,387	545,455
Klepierre	18,000	736,338
Liberty Property Trust	32,200	1,301,846
Londonmetric Property PLC	145,000	264,623
Mapletree Commercial Trust	139,600	153,522
Merlin Properties Socimi SA	50,000	562,048
Mirvac Group	443,000	704,309
Nomura Real Estate Master Fund, Inc.	250	405,264
Secure Income REIT PLC	15,401	58,720

Annual Report | October 31, 2016	9

Principal Real Estate Income Fund	Statement of Investments

October 31, 2016

Description	Shares	Value (Note 2)
REITS-Diversified (13.80%) (continued)
Segro PLC	80,187	$429,107
Sekisui House REIT, Inc.	307	414,817
Spring Real Estate Investment Trust	2,870,000	1,210,088
STAG Industrial, Inc.	65,120	1,502,319
Stockland	180,100	605,549
Viva Energy REIT(a)	310,137	533,182
Wereldhave N.V.	33,988	1,522,075
		18,118,882
REITS-Health Care (4.13%)
Care Capital Properties, Inc.	35,000	929,950
Medical Properties Trust, Inc.	25,000	348,500
Physicians Realty Trust	24,000	474,480
Sabra Health Care REIT, Inc.	29,500	687,350
Senior Housing Properties Trust	91,000	1,935,570
Welltower, Inc.	15,319	1,049,811
		5,425,661
REITS-Hotels (1.70%)
Hoshino Resorts REIT, Inc.	30	175,932
Hospitality Properties Trust	25,600	700,416
Hospitality Property Fund Ltd., Class B	110,000	106,625
Japan Hotel REIT Investment Corp.	700	473,252
Sunstone Hotel Investors, Inc.	62,000	778,720
		2,234,945
REITS-Manufactured Homes (1.12%)
Sun Communities, Inc.	19,083	1,468,055

REITS-Mortgage (0.28%)
CYS Investments, Inc.	43,100	371,522

REITS-Office Property (4.73%)
Alexandria Real Estate Equities, Inc.	8,000	862,480
alstria office REIT-AG	20,000	258,081
Brandywine Realty Trust	38,100	590,550
Champion Real Estate Investment Trust	405,000	230,293
City Office REIT, Inc.	84,500	1,061,320
Corporate Office Properties Trust	13,500	360,315
Investa Office Fund	165,000	532,186
Kilroy Realty Corp.	10,500	754,215
SL Green Realty Corp.	10,400	1,021,488
Viva Industrial Trust	939,500	540,234
		6,211,162
REITS-Regional Malls (3.22%)
Simon Property Group, Inc.	22,700	4,221,292

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

October 31, 2016

Description	Shares	Value (Note 2)
REITS-Shopping Centers (4.18%)
Aventus Retail Property Fund, Ltd.	95,000	$164,767
Equity One, Inc.	11,000	313,500
Fortune Real Estate Investment Trust	587,000	711,465
Hammerson PLC	64,500	435,004
Kenedix Retail REIT Corp.	418	1,008,429
NewRiver Retail, Ltd.	149,000	565,366
Ramco-Gershenson Properties Trust	18,400	319,056
Scentre Group REIT	115,000	368,293
Vastned Retail N.V.	41,600	1,598,781
		5,484,661
REITS-Single Tenant (2.67%)
Agree Realty Corp.	15,700	759,095
Spirit Realty Capital, Inc.	118,000	1,405,380
STORE Capital Corp.	48,881	1,333,963
		3,498,438
REITS-Storage/Warehousing (1.44%)
CubeSmart	22,000	573,540
National Storage Affiliates Trust	54,545	1,067,991
Safestore Holdings PLC	56,000	245,594
		1,887,125
REITS-Warehouse/Industrials (3.02%)
Granite Real Estate Investment Trust	8,000	251,696
Japan Logistics Fund, Inc.	115	250,134
PLA Administradora Industrial S de RL de CV	645,000	1,069,824
Prologis Property Mexico SA de CV	120,000	201,894
Prologis, Inc.	17,000	886,720
Terreno Realty Corp.	17,000	443,700
WPT Industrial Real Estate Investment Trust	72,800	865,592
		3,969,560
TOTAL COMMON STOCKS (Cost $63,137,244)		66,176,803

	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (91.57%)
Commercial Mortgage Backed Securities-Other (57.40%)
Bank of America Commercial Mortgage Trust, Series 2008-1(d)	6.270%	01/10/18	$2,500,000	$2,488,212
CD Commercial Mortgage Trust, Series 2007-CD4(d)	5.398%	12/11/49	9,690,942	8,168,881
Credit Suisse Commercial Mortgage Trust, Series 2006-C4(d)	5.538%	09/15/39	4,030,399	4,048,088
Credit Suisse Commercial Mortgage Trust, Series 2007-C1	5.416%	02/15/40	10,000,000	9,952,825

Annual Report | October 31, 2016	11

Principal Real Estate Income Fund	Statement of Investments

October 31, 2016

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
CSAIL Commercial Mortgage Trust, Series 2015-C4(d)	3.585%	11/11/48	$5,000,000	$3,433,170
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(d)(e)	3.615%	06/25/41	9,000,000	1,306,307
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K052(d)(e)	1.611%	01/25/26	9,690,000	1,027,746
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(d)(e)	1.903%	12/25/18	59,524,000	2,123,626
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(d)(e)	1.806%	01/25/19	27,555,000	961,890
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(d)(e)	1.700%	04/25/40	30,601,130	1,150,804
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(d)(e)	1.661%	06/25/42	27,830,000	1,060,868
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2007-GG9(d)	5.505%	02/10/17	7,500,000	7,112,768
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	2,500,000	2,505,737
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(d)	5.489%	12/12/43	3,642,959	1,568,851
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19(d)	5.715%	05/12/17	3,500,000	2,832,823
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C15(b)(d)(e)	1.485%	10/15/23	11,500,000	945,850
LB-CMT Commercial Mortgage Trust, Series 2007-C3(d)	5.916%	06/15/17	1,000,000	994,627
LB-UBS Commercial Mortgage Trust, Series 2006-C7	5.407%	11/15/16	2,453,777	1,924,529
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20(b)(d)(e)	1.612%	02/15/25	23,967,000	2,361,138
Morgan Stanley Capital I Trust, Series 2016-UB11XE(b)(d)(e)	1.500%	08/15/26	13,495,500	1,401,056
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(d)	5.368%	11/15/48	13,000,000	12,971,842

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2016

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(d)	5.413%	12/15/43	$5,000,000	$5,001,058
				75,342,696

Commercial Mortgage Backed Securities-Subordinated (34.17%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	3,000,000	3,005,905
Bank of America Commercial Mortgage Trust, Series 2016-UBS10(b)	3.000%	06/15/49	3,500,000	2,437,259
Commercial Mortgage Trust, Series 2013-CR11(b)(d)	4.371%	10/10/23	5,108,000	3,600,460
Commercial Mortgage Trust, Series 2014-CCRE17(b)(d)	4.299%	05/10/24	6,000,000	3,817,801
Commercial Mortgage Trust, Series 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,223,489
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13(b)(d)	4.065%	07/10/23	3,000,000	2,702,013
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16(b)(d)	5.320%	11/10/46	2,342,405	2,185,206
Goldman Sachs Mortgage Securities Trust, Series 2014-GC22(b)	3.582%	06/10/47	2,840,000	1,698,342
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15(b)	3.500%	10/15/23	2,500,000	1,868,451
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16(b)(d)	4.975%	11/15/23	2,117,483	2,013,919
Merrill Lynch Mortgage Trust, Series 2006-C1(d)	5.554%	05/12/39	9,000,000	7,733,916
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(b)(d)	5.754%	06/12/46	1,064,501	1,062,360
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(d)	5.554%	11/12/16	2,500,000	2,392,127
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8(b)(d)	4.062%	02/15/23	3,000,000	2,699,407
Morgan Stanley Capital I Trust, Series 2016-UB11E(b)(d)	2.709%	08/15/26	5,000,000	2,591,462
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1(d)	4.104%	05/15/48	3,440,000	2,817,162
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,009,615
				44,858,894

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $122,661,873)				120,201,590

Annual Report | October 31, 2016	13

Principal Real Estate Income Fund	Statement of Investments

October 31, 2016

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.04%)
State Street Institutional Treasury Plus Money Market Fund	0.220%	5,301,708	$5,301,708

TOTAL SHORT TERM INVESTMENTS (Cost $5,301,708)			5,301,708

TOTAL INVESTMENTS (146.03%) (Cost $191,100,825)			$191,680,101

Liabilities in Excess of Other Assets (-46.03%)			(60,420,183)
NET ASSETS (100.00%)			$131,259,918

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $34,125,690, which represents approximately 26.00% of net assets as of October 31, 2016.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2016, the aggregate market value of those securities was $1,053,317, representing 0.80% of net assets.

(d)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at October 31, 2016.
(e)	Interest only security.

See Notes to Financial Statements.

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Principal Real Estate Income Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS:
Investments, at value	$191,680,101
Receivable for investments sold	526,117
Interest receivable	855,219
Dividends receivable	174,562
Prepaid and other assets	38,099
Total Assets	193,274,098

LIABILITIES:
Loan payable (Note 3)	60,000,000
Interest due on loan payable	128,479
Payable for investments purchased	1,574,138
Payable to adviser	170,882
Payable to administrator	29,902
Payable to transfer agent	2,166
Payable for trustee fees	21,910
Other payables	86,703
Total Liabilities	62,014,180
Net Assets	$131,259,918

NET ASSETS CONSIST OF:
Paid-in capital	$131,315,474
Distributions in excess of net investment income	(628,565)
Accumulated net realized gain on investments and foreign currency transactions	5,950
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	567,059
Net Assets	$131,259,918

PRICING OF SHARES:
Net Assets	$131,259,918
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$19.02

Cost of Investments	$191,100,825

See Notes to Financial Statements.

Annual Report | October 31, 2016	15

Principal Real Estate Income Fund	Statement of Operations

For the Year Ended October 31, 2016

INVESTMENT INCOME:
Interest	$9,836,771
Dividends (net of foreign withholding tax of $156,903)	3,189,361
Total Investment Income	13,026,132

EXPENSES:
Investment advisory fees	2,016,334
Interest on loan	993,591
Administration fees	308,843
Transfer agent fees	28,760
Audit fees	31,000
Legal fees	74,766
Custodian fees	23,247
Trustee fees	81,034
Printing fees	20,945
Insurance fees	41,800
Excise tax	62,621
Other	42,216
Total Expenses	3,725,157
Net Investment Income	9,300,975

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	2,162,498
Foreign currency transactions	(27,353)
Net realized gain	2,135,145
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,340,153)
Translation of assets and liabilities denominated in foreign currencies	(8,638)
Net change in unrealized appreciation	(5,348,791)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(3,213,646)
Net Increase in Net Assets Resulting from Operations	$6,087,329

See Notes to Financial Statements.

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Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS:
Net investment income	$9,300,975	$10,066,328
Net realized gain on investments and foreign currency transactions	2,135,145	859,321
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,348,791)	(6,868,461)
Net increase in net assets resulting from operations	6,087,329	4,057,188

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,005,652)	(11,469,338)
From net realized gains	–	(432,817)
Net decrease in net assets from distributions to shareholders	(12,005,652)	(11,902,155)

Net Decrease in Net Assets	(5,918,323)	(7,844,967)

NET ASSETS:
Beginning of period	137,178,241	145,023,208
End of period (including undistributed/(distributions in excess of) net investment income of $(628,565) and $212,817)	$131,259,918	$137,178,241

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

Annual Report | October 31, 2016	17

Principal Real Estate Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$6,087,329
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(75,469,605)
Proceeds from disposition of investment securities	82,558,785
Net purchases of short-term investment securities	(3,364,094)
Net realized (gain)/loss on:
Investments	(2,162,498)
Net change in unrealized (appreciation)/depreciation on:
Investments	5,340,153
Amortization of discounts and premiums	(814,891)
Increase in interest receivable	(54,112)
Decrease in dividends receivable	7,259
Decrease in prepaid and other assets	16,581
Decrease in foreign cash due to custodian	(181,508)
Increase in interest due on loan payable	35,230
Decrease in payable to transfer agent	(6,318)
Decrease in payable to adviser	(4,937)
Decrease in payable to administrator	(1,804)
Increase in payable for trustee fees	33
Increase in other payables	20,049
Net cash provided by operating activities	$12,005,652

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(12,005,652)
Net cash used in financing activities	$(12,005,652)

Effect of exchange rates on cash	$–

Net increase in cash	$–
Cash, beginning balance	$–
Cash, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$958,361

See Notes to Financial Statements.

18	www.principalcef.com

Principal Real Estate Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) to October 31, 2013
Net asset value - beginning of period	$19.88	$21.02	$19.68	$19.10
Income/(loss) from investment operations:
Net investment income(a)	1.35	1.46	1.57	0.33
Net realized and unrealized gain/(loss) on investments	(0.47)	(0.87)	1.44	0.70
Total income from investment operations	0.88	0.59	3.01	1.03

Less distributions to common shareholders:
From net investment income	(1.74)	(1.67)	(1.67)	(0.41)
From net realized gains	–	(0.06)	–	–
Total distributions	(1.74)	(1.73)	(1.67)	(0.41)

Capital share transactions:
Common share offering costs charged to paid-in capital	–	–	–	(0.04)
Total capital share transactions	–	–	–	(0.04)
Net increase/(decrease) in net asset value	(0.86)	(1.14)	1.34	0.58
Net asset value - end of period	$19.02	$19.88	$21.02	$19.68
Market price - end of period	$16.62	$17.56	$19.34	$17.76

Total Return(b)	5.94%	3.61%	16.82%	5.40%
Total Return - Market Price(b)	4.80%	(0.54%)	19.10%	(9.16%)

Supplemental Data:
Net assets, end of period (in thousands)	$131,260	$137,178	$145,023	$135,798
Ratios to Average Net Assets:
Total expenses	2.82%	2.59%	2.59%	2.15	%(c)
Total expenses excluding interest expense	2.07%	2.08%	2.04%	1.99	%(c)
Net investment income	7.04%	7.02%	7.74%	5.01	%(c)
Total expenses to average managed assets(d)	1.94%	1.83%	1.81%	1.93	%(c)

See Notes to Financial Statements.

Annual Report | October 31, 2016	19

Principal Real Estate Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) to October 31, 2013
Portfolio turnover rate	41%	22%	18%	1	%(e)
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$60,000	$60,000	$60,000	$60,000
Asset Coverage Per $1,000 (in thousands)	$3,188	$3,286	$3,417	$3,263

(a)	Calculated using average shares throughout the period.
(b)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.
(e)	Not annualized.

See Notes to Financial Statements.

20	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Principal Real Estate Income Fund (the “Fund”) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on October 31, 2016.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

Annual Report | October 31, 2016	21

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2016:

Principal Real Estate Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$66,176,803	$–	$–	$66,176,803
Commercial Mortgage Backed Securities	–	120,201,590	–	120,201,590
Short Term Investments	5,301,708	–	–	5,301,708
Total	$71,478,511	$120,201,590	$–	$191,680,101

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the year ended October 31, 2016, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Annual Report | October 31, 2016	23

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Annual Report | October 31, 2016	25

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 15, 2017, subject to the restrictions and terms of the credit agreement. As of October 31, 2016, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the three-month LIBOR (London Interbank Offered Rate) of 0.861%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the year ended October 31, 2016, was as follows:

Average Interest Rate	1.604%
Average Outstanding Loan Payable	$60,000,000

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (“PrinRei”) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (“AFS”), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (“DST”), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”). “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

5. DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

Subsequent to October 31, 2016, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
November 17, 2016	November 21, 2016	November 30, 2016	$0.145
December 15, 2016	December 19, 2016	December 28, 2016	$0.145

Annual Report | October 31, 2016	27

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$76,968,620	$81,603,045

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015, were as follows:

Principal Real Estate Income Fund

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Ordinary Income	$12,005,652	$11,469,338
Long-Term Capital Gain	–	432,817
Total	$12,005,652	$11,902,155

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2016, certain differences were reclassified.

28	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

The reclassifications were as follows:

	Paid-in capital	Distributions in excess of net investment income	Accumulated net realized gain on investments and foreign currency transactions
Principal Real Estate Income Fund	$(55,499)	$1,863,295	$(1,807,796)

These differences are primarily attributed to the different tax treatment of foreign currency, passive foreign investment companies (PFICs) and non-deductible expenses.

Capital loss carryovers used during the year ended October 31, 2016, were $284,575.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Principal Real Estate Income Fund
Undistributed Ordinary Income	$243,944
Unrealized Depreciation	(299,107)
Cumulative Effect of Other Timing Difference	(393)
Total	$(55,556)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2016, were as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$191,966,991
Gross appreciation on investments (excess of value over tax cost)	$6,620,531
Gross depreciation on investments (excess of tax cost over value)	(6,907,421)
Net depreciation of foreign currency and derivatives	(12,217)
Net unrealized depreciation on investments	$(299,107)

The differences between book-basis and tax-basis are primarily due to investments in Passive Foreign Investment Companies.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made. During the year ended October 31, 2016, the Fund paid an excise tax of $55,561 as required under Internal Revenue Code §4982, primarily due to the timing of income inclusions from Passive Foreign Investment Companies (“PFICs”) held by the Fund. As of October 31, 2016, $41,762 of the $55,561 excise tax paid was included on the Statement of Operations.

Annual Report | October 31, 2016	29

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2016

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

30	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2016 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

Annual Report | October 31, 2016	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2016 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

32	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203. The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2018. Has served since April 2013.
President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting, 2015-present; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present.
				22	Westcore Trust (12 funds); ALPS ETF Trust (21 funds)

Annual Report | October 31, 2016	33

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jerry G. Rutledge (1944)	Trustee	Term expires in 2017. Has served since April 2013.	President and owner of Rutledge’s Inc. (retail clothing business); Regent of the University of Colorado (1994– 2007). Director, University of Colorado Hospital (2007–present).	14	Clough Global Allocation Funds (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (31 funds)
Ernest J. Scalberg (1945)	Trustee	Term expires in 2019. Has served since April 2013.	Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001– 2009); Director, Advisor or Trustee to numerous non-profit organizations (1974– present); and Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2005– present).	1	The Select Sector SPDR Trust (11 funds).

34	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

INTERESTED TRUSTEE(3) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Thomas A. Carter(5) (1966)	Chairman, Trustee and President	Term expires in 2017. Has served since August 2012.
Mr. Carter joined ALPS in 1994 and is currently President and Director of the Adviser, and APSD, and Executive Vice President and Director of ALPS, ADI and AHI. Because of his position with AHI, ALPS, ADI, the Adviser and APSD, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	ALPS Variable Investment Trust (10 funds) and ALPS ETF Trust (21 funds) and RiverNorth Opportunities Fund, Inc. (1 fund)

Annual Report | October 31, 2016	35

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Patrick D. Buchanan (1972)	Treasurer	Has served since August 2012.
Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS ETF Trust, ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
				N/A	N/A
Erin D. Nelson (1977)	Chief Compliance Officer	Has served as Chief Compliance Officer since June 2015; previously served as Secretary from March 2014 to June 2015
Erin Nelson became Senior Vice-President and Chief Compliance Officer of AAI on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund,Inc., Liberty All-Star Equity Fund and RiverNorth Opportunities Fund, Inc.
				N/A	N/A

36	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Andrea E. Kuchli (1985)	Secretary	Has served since August 2015
Ms. Kuchli has been Vice President and Senior Counsel of ALPS Fund Services, Inc. and the Adviser since February 2015. Prior to that Ms. Kuchli served as an Associate Attorney with Davis Graham & Stubbs LLP from April 2014 to February 2015, and as an Associate Attorney with Dechert LLP from September 2011 to April 2014. Ms. Kuchli is also Secretary of the Elevation ETF Trust, Assistant Secretary of the James Advantage Funds (May 2015 – present), and Assistant Secretary of the ALPS ETF Trust.
				N/A	N/A
Abigail J. Murray (1975)	Assistant Secretary	Has served since September 2016
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust.
				N/A	N/A

Annual Report | October 31, 2016	37

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Andrew Meloni (1969)	Assistant Treasurer	Has served since September 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and RiverNorth Opportunities Fund, Inc.
				N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)
The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee. With respect to ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. With respect to Financial Investors Trust, 13 funds are included in the total funds in the Fund Complex column.

(3)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. Carter is considered to be an “Interested Trustee” because of his affiliation with the Adviser and ALPS.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-838-9485.

38	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

October 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1–855–838–9485 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N–Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1–800–SEC–0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the  Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Year Ended October 31, 2016				Percentage of the Total Cumulative Distributions for the Year Ended October 31, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$ 1.740	$ 0.000	$ 0.0000	$ 1.740	100.00%	0.00%	0.00%	100.00%

Annual Report | October 31, 2016	39

Principal Real Estate Income Fund	Additional Information

October 31, 2016 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated 2.41% of the income dividends distributed between January 1, 2015 and December 31, 2015, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designated 0.07% of the ordinary income dividends distributed between January 1, 2015 and December 31, 2015, as qualifying for the corporate dividends received deduction.

In early 2016, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the “Fund”) has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.
●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).
●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.
●
The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

40	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

October 31, 2016 (Unaudited)

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

Annual Report | October 31, 2016	41

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Ernest Scalberg as the Registrant’s “audit committee financial expert.” Mr. Scalberg is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company, Ltd (“Cohen”) for each of the last two fiscal years ended October 31, 2016 and October 31, 2015 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,000 in 2016 and $28,000 in 2015.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2016 and $0 in 2015.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $3,000 in 2016 and $3,000 in 2015. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2016 and $0 in 2015.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $3,000 in 2016 and $0 for 2015.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Rick A. Pedersen
Jerry Rutledge
Ernest Scalberg, Chairman (designated Financial Expert)

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Marc Peterson, CFA	Portfolio Manager	Since Inception	Managing Director, Portfolio Management – Principal Real Estate Investors, LLC (“PrinREI”)
Kelly D. Rush, CFA	Portfolio Manager	Since Inception	Head of Global Real Estate Securities – PrinREI

Marc Peterson, CFA

Marc is a managing director, portfolio management, for PrinREI, and, together with Kelly Rush, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Marc is responsible for the CMBS portion of the Fund’s portfolio. Marc joined PrinREI’s parent, The Principal Financial Group, in 1992 as an accountant, and joined PrinREI in 1995 to invest in CMBS. He received an MBA from Drake University and a bachelor’s degree in accounting from Luther College. Marc has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa. He is also a member of the Commercial Real Estate Finance Council.

Kelly D. Rush, CFA

Kelly is the head of global real estate securities of PrinREI, and, together with Marc Peterson, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Kelly is responsible for the real estate-related securities portion of the Fund’s portfolio. Kelly has been with the real estate investment area of PrinREI and/or its affiliate, The Principal Financial Group, since 1987, and began managing real estate stock portfolios in 1997. Kelly received an MBA in business administration and a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.

(a)(2)	As of October 31, 2016, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies(1)	Other Pooled Investment Vehicles(2)	Other Accounts(3)
Marc Peterson, CFA	4 Accounts $1,924.5 million Total Assets	2 Accounts $55.4 million Total Assets	15 Accounts $6,985.6 million Total Assets
Kelly D. Rush, CFA	7 Accounts $7,302.2 million Total Assets	5 Accounts $980.1 million Total Assets	48 Accounts $4,823.0 million Total Assets

(1)
Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

PrinREI offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings is structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash. It should be noted that Principal Financial Group’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. ‘‘clones’’).

The benefits of this structure are threefold. First, the emphasis on investment performance pro- vides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

(a)(4)	Dollar Range of Securities Owned as of October 31, 2016.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Marc Peterson, CFA	$1 - $10,000
Kelly D. Rush, CFA	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as exhibit EX‑99.12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX‑99.CERT.

(a)(3)	Not applicable.

(b)
A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX‑99.906CERT.

(c)
The Proxy Voting Policies and Procedures are incorporated by reference to Exhibit EX-99. Item 7 to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22742, filed on December 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	January 9, 2017

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	January 9, 2017